Summary Prospectus dated May 25, 2011
as revised October 17, 2011

Parametric Structured Commodity Strategy Fund
Class /Ticker     I / EIPCX

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated May 25, 2011, as supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund, go to http://funddocuments.eatonvance.com, email a request to contact@eatonvance.com, call 1-800-262-1122, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

Investment Objective

The Fund’s investment objective is to seek total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I

Maximum Sales Charge (Load) (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at time of purchase or redemption)	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class I

Management Fees	0.60%
Distribution and Service (12b-1) Fees	n/a
Other Expenses (estimated)	0.25%
Total Annual Fund Operating Expenses	0.85%
Expense Reimbursement(1)	(0.10)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.75%

(1)	The investment adviser, sub-adviser and administrator have agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.75%. This expense reimbursement will continue through May 31, 2012. Any amendments to or a termination of this reimbursement would require written approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses, interest expenses, taxes or litigation expenses. Amounts reimbursed may be subject to recoupment during the Fund’s current fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption		Expenses without Redemption

	1 Year	3 Years	1 Year	3 Years

Class I shares	$77	$261	$77	$261

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

The Fund invests primarily in commodity-linked derivative instruments backed by a portfolio of fixed income securities. Commodity-linked derivative instruments include commodity index-linked swap agreements, commodity options and futures and options on futures, and commodity index-linked notes, that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. The Fund seeks to gain exposure to the commodity markets, in whole or in part, through investments in PSC Commodity Subsidiary, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”) with the same objective and principal investment strategies as the Fund. The commodity-linked derivative instruments in which the Fund invests are intended to provide returns based on the performance of a commodity index(es) and particular baskets of commodities. The Fund attempts to provide exposure to a variety of commodities. The Fund may over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the Fund has greater or lesser exposure to that index than the value of the Fund’s net assets, or greater or lesser exposure to a subset of commodities. Commodity index-linked notes may be leveraged or unleveraged. The Fund may hold its investments in particular sectors of the commodities markets. The average portfolio duration of the Fund’s fixed income portfolio will vary and under normal market conditions is not expected to exceed two years.

The Fund seeks to employ a top-down, disciplined and structured investment process that emphasizes broad exposure among individual commodities and commodity sectors. This rules-based strategy utilizes targeted allocation and systematic rebalancing to attempt to exploit certain quantitative and behavioral characteristics of the commodity asset class to generate alpha (i.e. excess returns versus the index). Commodity exposures are selected based on factors such as volatility, liquidity, diversification, and perceived risk and potential benefit. Commodity target weights are created to attempt to reduce concentration risk relative to a particular index. The frequency of rebalancing depends on the correlation between, and volatility of, the individual commodities. Rule-based rebalancing bands are set around target weights to attempt to minimize trading cost.

Principal Risks

Risks of Commodity-Related Investments. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the Fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Derivatives Risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. The use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivatives counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.

Correlation Risk. Changes in the value of a hedging instrument may not match those of the investment being hedged. Commodity-linked structured notes may be structured in a way that results in the Fund’s performance significantly diverging from a particular index.

Market Risk. Economic and other events (whether real or perceived) can reduce the demand for certain income securities, or for investments generally, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Certain income securities can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand. At other times, the demand for such instruments may exceed the supply in the market. An imbalance in supply and demand in the market may result in valuation uncertainties and greater volatility, less liquidity, widening credit spreads and a lack of price transparency in the market. No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments.

Parametric Structured Commodity Strategy Fund	2	Summary Prospectus dated May 25, 2011 as revised October 17, 2011

Interest Rate Risk. As interest rates rise, the value of Fund shares is likely to decline. Conversely, when interest rates decline, the value of Fund shares is likely to rise. Obligations with longer maturities typically offer higher yields, but involve greater risk because the prices of such obligations are more sensitive to changes in interest rates than obligations with shorter maturities. In a declining interest rate environment, prepayments of obligations may increase if the issuer has the ability to pre-pay or “call” the obligation. In such circumstances, the Fund may have to reinvest the prepayment proceeds at lower yields.

Issuer Diversification Risk. The Fund is “non-diversified” which means it may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.” Non-diversified funds face the risk of focusing investments in a small number of issuers, including being more susceptible to risks affecting such issuers than a more diversified fund might be.

Sector Concentration Risk. Because the Fund may concentrate its investments in a particular sector of the commodities markets (such as agricultural, energy and natural resources, livestock, precious metals, industrial metals and others), the value of Fund shares may be affected by events that adversely affect that sector and may fluctuate more than that of a less concentrated fund.

Risks Associated with Quantitative Management. The Fund relies on its investment adviser to achieve its investment objective. The investment adviser uses quantitative investment techniques and analyses in making investment decisions for the Fund, but there can be no assurance that these will achieve the desired results. The Fund’s strategy is highly dependent on a quantitatively-based commodity weighting process, a structured sector allocation and a proprietary disciplined rebalancing model that generally has not been independently tested or otherwise reviewed. Securities and exposures selected using this proprietary strategy may be weighted differently than in production-weighted indices and therefore may differ in relative contribution to performance.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments, which are generally similar to those that are permitted to be held by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940 (“1940 Act”), and is not subject to all of the provisions of the 1940 Act. The Fund has applied for a private letter ruling from the Internal Revenue Service (“IRS”) with respect to its investment in the Subsidiary. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Fund’s Prospectus and the Statement of Additional Information and could adversely affect the Fund.

Tax Risk. The Fund may gain exposure to the commodity markets through investments in commodity index-linked derivative instruments, including commodity index-linked swap agreements, commodity index-linked notes, commodity options and futures and options on futures. The Fund may also gain exposure indirectly to commodity markets by investing in the Subsidiary, which may invest in commodity index-linked securities and derivative instruments. In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”), the Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income. Direct investment in many commodity investments by a mutual fund generates income that is not from a qualified source for purposes of meeting this 90 percent test. Numerous other mutual funds have obtained private letter rulings from the IRS that provide that income produced by certain types of commodity-linked notes or wholly-owned subsidiaries (like the Subsidiary), constitute qualifying income. The Fund has been advised by tax counsel that income from certain commodity-linked notes should be qualifying income and that income derived from a wholly-owned subsidiary that invests in commodity-related investments should also constitute qualifying income. The Fund also has applied to the IRS for a private letter ruling relating to commodity-linked notes and investing in the Subsidiary. The IRS subsequently indicated that it has suspended the issuance of such rulings. Should the IRS take action that adversely affects the tax treatment of a fund’s use of commodity-linked notes or a subsidiary, it could limit the Fund’s ability to pursue its investment objective as described. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the IRS. The tax treatment of commodity-linked derivatives and the Fund’s investments in the Subsidiary also may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.

General Fund Investing Risks. The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Parametric Structured Commodity Strategy Fund	3	Summary Prospectus dated May 25, 2011 as revised October 17, 2011

Performance

Performance history will be available for the Fund after the Fund has been in operation for one calendar year.

Management

Investment Adviser. Eaton Vance Management (“Eaton Vance”).

Investment Sub-Adviser. Parametric Portfolio Associates LLC (“Parametric”).

Portfolio Managers

Thomas Seto, Managing Director and Director of Portfolio Management at Parametric, has co-managed the Fund since its inception in 2011.

David M. Stein, Managing Director and Chief Investment Officer at Parametric, has co-managed the Fund since its inception in 2011.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to Eaton Vance Funds, P.O. Box 9653, Providence, RI 02940-9653, or by calling 1-800-262-1122. The minimum initial purchase or exchange into the Fund is $50,000 (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, “financial intermediaries”), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5099-10/11 PPASCSFSP		© 2011 Eaton Vance Management

Parametric Structured Commodity Strategy Fund	4	Summary Prospectus dated May 25, 2011 as revised October 17, 2011